Fees Summary	May 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,000,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	306,200.00
Total Offset Amount	0.00
Net Fee	$ 306,200.00
Final Prospectus	false